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                                                                  Exhibit 10.24

                                LISTING AGREEMENT

      THIS LISTING AGREEMENT (this "Agreement") is made and entered into as of March 7, 2000, by and between Staples, Inc., a Delaware corporation ("Staples"), and PaperExchange.com, Inc., a Delaware corporation ("PaperExchange").

      WHEREAS, Staples owns and operates a nationwide chain of retail stores that sell office supplies, including cut sheet paper (such cut sheet paper along with Staples' paper stock for advertising and catalogues being referred to herein, collectively, "Cut Sheet Paper");

      WHEREAS, PaperExchange provides a real-time on-line trading exchange (the "Exchange") for paper and other products to registered users of PaperExchange services (the "Members");

      WHEREAS, Staples is a Member of PaperExchange pursuant to the terms of the Membership Agreement dated as of _________(the "Membership Agreement"); and

      WHEREAS, Paper Exchange and Staples desire that, among other things, Staples commit to list on the Exchange a majority of its requirements for Cut Sheet Paper and at a minimum, Staples agree that it will list for Purchase (as defined in Section 1 below) and Purchase on the Exchange its requirements for at least ***** tons of Cut Sheet Paper during the next two years, subject to the terms and conditions of this Agreement;

      NOW THEREFORE, the parties, in consideration of the undertakings and commitments set forth herein, agree as follows:

      1. Listings. Staples (a) agrees to use its commercially reasonable efforts to list on the Exchange for Purchase a majority of its requirements for Cut Sheet Paper and (b) agrees that it will list and Purchase on the Exchange at least in the aggregate ***** tons of Cut Sheet Paper during the next two years commencing on the date of this Agreement and in the minimum amount (each a "Minimum Quarterly Amount") during each quarter set forth on
Schedule 1 attached hereto (each such quarter being referred to as a "Measuring Quarter") ; provided that Staples shall not be liable hereunder for its failure to Purchase in any Measuring Quarter the corresponding Minimum Quarterly Amount if such failure arises solely as a consequence of the unavailability on the Exchange during such Measuring Quarter of Cut Sheet Paper that is (i) at least of substantially similar quality as the Cut Sheet Paper that Staples has historically purchased in the ordinary course of its business for similar purposes, either on the Exchange or elsewhere, prior to the date of this Agreement, (ii) for sale at then market or below market prices (in each case after taking into account all available discounts, rebates, marketing subsidies, freight savings and other vendor concessions) and (iii) offered for sale on terms which reasonably meet the logistical requirements of Staples (such as delivery, packaging, including packaging artwork and pricing codes, and other reasonable logistical requirements of Staples). PaperExchange agrees to accept the foregoing listings; provided that in no event shall PaperExchange be liable to Staples in the event that Staples' requirements for Cut Sheet Paper are not met through the Exchange. For the avoidance of doubt, Staples and PaperExchange agree that if there is a default in the delivery of Cut Sheet Paper (which otherwise meets the

* Confidential Treatment Requested: material has been omitted and filed separately with the Commission.

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specifications set forth in clauses (i), (ii) and (iiii) above) after Staples has contracted for the Purchase thereof on the Exchange, such Cut Sheet Paper (which was contracted for but not delivered) shall be deemed to have been "unavailable" on the Exchange for purposes of the proviso of the immediately preceding sentence. For purposes of this Agreement, the term "Purchase" shall mean when Staples takes title to Cut Sheet Paper from PaperExchange (in its capacity as a principal and not as agent for a seller) by means of a transaction on the Exchange.

      2. Term and Termination. The term of this Agreement shall be for a period commencing on the date of this Agreement through (and including) March 31, 2002 (the "Initial Term") and shall automatically renew for one-year terms thereafter unless at any time after the Initial Term, either party terminates this Agreement upon no less than thirty (30) days' prior written notice to the other party.

      3. General Provisions.

            3.1 Staples and PaperExchange are independent contractors. Nothing in this Agreement is intended to or will constitute either party as an agent, legal representative, joint venturer or partner of the other for any purpose.

            3.2 A waiver of a breach of any term of this Agreement will not be construed as a waiver of any succeeding breach of that term or as a waiver of the term itself. A party's performance after the other's breach will not be construed as a waiver of that breach.

            3.3 All notices required or permitted under this Agreement and all requests for approvals, consents, and waivers must be in writing and must be delivered to the parties at their respective addresses by a method providing for proof of delivery. Any notice or request will be deemed to have been given on the date of receipt.

      If to PaperExchange:                If to Staples:

      PaperExchange.com, Inc.             Staples, Inc.
      545 Boylston Street, 8th Floor      Five Hundred Staples Drive
      Boston, MA 02116                    Framingham, MA 01702
      Attention: President and CEO        Attention: Richard R. Gentry,
      Telecopier No.: (617) 536-1573      Executive Vice President,
                                          Merchandising
                                          Telecopier No.: (508) 253-8894


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      with copies to:                     with copies to:

      Bingham Dana LLP                    Staples, Inc.
      150 Federal Street                  Five Hundred Staples Drive
      Boston, MA 02110                    Framingham, MA  01702
      Attention: Jonathan K. Bernstein,   Attention:  Jack A. Van Woerkom, Esq.
                 Esq.                     Telecopier No.: (508) 253-7805
      Telecopier No.: (617) 951-8736

            3.4 Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other. The Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

            3.5 Except as this Agreement otherwise provides, no amendment to this Agreement will be binding unless agreed to in writing and executed by the parties, and no approval, consent, or waiver will be enforceable unless the granting party signs it.

            3.6 Each term of this Agreement is severable. If a court, agency, or arbitrator having jurisdiction determines that any term is invalid or unenforceable under applicable law, that determination will not affect the other terms of this Agreement, as the case may be, which other terms will continue to be enforced as if the invalid or unenforceable terms were omitted.

            3.7 Any advertising, publicity, release, or other disclosure of information concerning this Agreement must be approved in writing by both parties (which approval will not be unreasonably withheld), except to the extent disclosure is legally required.

            3.8 This Agreement, in conjunction with the Membership Agreement, states the complete agreement between the parties concerning the subject matter hereof, and supersedes earlier oral and written communications between the parties concerning the subject matter hereof.

            3.9 This Agreement shall constitute a contract under seal. The validity and construction of this Agreement shall be governed by and construed in accordance with the internal laws (and not the choice-of-law rules) of The Commonwealth of Massachusetts.

            3.10 This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                           [signature page to follow]


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      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

                                        PaperExchange.com, Inc.,
                                        a Delaware corporation

                                        By:  /s/ Duane DeSisto
                                            ------------------------------------
                                        Name:  Duane DeSisto
                                              ----------------------------------
                                        Title: Secretary & Treasurer
                                               ---------------------------------


                                        Staples, Inc.,
                                        a Delaware corporation

                                        By:  /s/ Thomas G. Stemberg
                                            ------------------------------------
                                        Name:  Thomas G. Stemberg
                                              ----------------------------------
                                        Title: Chairman of the Board
                                               ---------------------------------
                                               and CEO
                                               ---------------------------------

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                                                                      Schedule 1

                          MEASURING PERIODS AND TONNAGE

--------------------------------------------------------------------------------
                                                    Minimum Whole
                                                       Tons of
           Measuring Quarter                       Cut Sheet Paper
--------------------------------------------------------------------------------
April 1, 2000 through June 30, 2000                      *****
--------------------------------------------------------------------------------
July 1, 2000 through September 30, 2000                  *****
--------------------------------------------------------------------------------
October 1, 2000 through December 31, 2000                *****
--------------------------------------------------------------------------------
January 1, 2001 through March 31, 2001                   *****
--------------------------------------------------------------------------------
April 1, 2001 through June 30, 2001                      *****
--------------------------------------------------------------------------------
July 1, 2001 through September 30, 2001                  *****
--------------------------------------------------------------------------------
October 1, 2001 through December 31, 2001                *****
--------------------------------------------------------------------------------
January 1, 2002 through March 31, 2002                   *****
--------------------------------------------------------------------------------
                                                     TOTAL: *****
--------------------------------------------------------------------------------

* Confidential Treatment Requested: material has been omitted and filed separately with the Commission.

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